Exhibit 10.39

English Translation

Supplemental Agreement

Party A (Licensor): Mecox Lane Limited

Party B (Licensee): Column A

Whereas, Party A and Party B have executed an agreement of “LICENCE TO USE TRADE MARK” (hereinafter the “Original Agreement”) on Column B for the license of the trade mark of Column C (with the registration number of Column D). Now both parties have reached unanimity through consultations and entered into this Supplemental Agreement as follows:

1.	Both parties agree to delete Article 12.3 of the original agreement, which provides for the following: “This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Both parties hereto agree to submit to the non-exclusive jurisdiction of the courts of Hong Kong.” The Original Agreement shall be governed by the laws and regulations of the PRC, such as the Contract Law of the PRC and the Trade Mark Law of the PRC.

2.	Both parties agree to explain Article 10.1 of the Original Agreement as follows: the provision of “be incapable of assignment” shall mean that Party B shall not dispose of the registered trademark owned by Party A without permission. However, Party B may sub-license such trademark of Column C to other parties for use without the consent of Party A.

3.	This Supplemental Agreement shall be an integrate part of the Original Agreement. If there is any conflict between this Supplemental Agreement and the Original Agreement, this Supplemental Agreement shall prevail.

4.	This Supplemental Agreement is executed in two originals, and each party shall hold one original. This Supplemental Agreement shall come into effect from the date when it is sealed by both parties.

Party A (seal): Representative (signature): Date:	Party B (seal): Representative (signature): Date:

[seal: Mecox Lane Limited]	[seal: Column A]

	Column A	Column B	Column C	Column D
1.	Shanghai Mecox Lane Information Technology Co., Ltd.	January 1, 2009		1226877

2.	Shanghai Mecox Lane Information Technology Co., Ltd.	January 1, 2009		1399243

3.	Shanghai Mecox Lane Information Technology Co., Ltd.	January 1, 2009		1003821

4.	Shanghai Mecox Lane Information Technology Co., Ltd.	January 1, 2009		1414200

5.	Shanghai Mecox Lane Shopping Co., Ltd.	January 1, 2009		1226877

6.	Shanghai Mecox Lane Shopping Co., Ltd.	January 1, 2009		1399243

7.	Shanghai Mecox Lane Shopping Co., Ltd.	January 1, 2009		1003821

8.	Shanghai Mecox Lane Shopping Co., Ltd.	January 1, 2009		1414200

9.	Shanghai Mecox Lane Information Technology Co., Ltd.	December 1, 2008		1015817

10.	Shanghai Mecox Lane Shopping Co., Ltd.	December 1, 2008		1015817